Rule 497(e)

Registration Nos. 333-33607 and 811-08333

NUVEEN SYMPHONY LARGE-CAP GROWTH FUND

NUVEEN SYMPHONY LARGE-CAP VALUE FUND

NUVEEN SYMPHONY MID-CAP CORE FUND

NUVEEN SYMPHONY SMALL-MID CAP CORE FUND

NUVEEN SYMPHONY OPTIMIZED ALPHA FUND

NUVEEN SYMPHONY INTERNATIONAL EQUITY FUND

SUPPLEMENT DATED JULY 30, 2010

TO THE PROSPECTUS DATED NOVEMBER 30, 2009,

As PREVIOUSLY SUPPLEMENTED MARCH 1, 2010 and JUNE 16, 2010 and JULY 1, 2010

Ross Sakamoto has been named a portfolio manager of the Large-Cap Growth Fund, Large-Cap Value Fund, Mid-Cap Core Fund, Small-Mid Cap Core Fund and Optimized Alpha Fund, joining Gunther Stein as a portfolio manager of these funds. In addition, Mr. Stein and Mr. Sakamoto have been named portfolio managers of the International Equity Fund, succeeding Eric Olson, who is no longer portfolio manager of the fund.

Mr. Sakamoto is Director of Equity at Symphony Asset Management LLC (“Symphony”), the funds’ sub-adviser. He is responsible for leading Symphony’s equity investment strategies and overseeing the equity trading and research activities. Mr. Sakamoto has over twenty years of industry experience and returns to Symphony after having spent six years with Symphony from 1996 to 2002 as an Equity Portfolio Manager of long-only and hedged strategies. Most recently, Mr. Sakamoto was a Director in the Quantitative Services group at Deutsche Bank Advisors focusing on business development. Prior to joining Deutsche Bank in 2008, he focused on program trading at Bear Stearns & Company from 2002 to 2007.

There have been no changes in the funds’ investment objectives or policies.

PLEASE KEEP THIS WITH YOUR FUND’S

PROSPECTUS FOR FUTURE REFERENCE

MGN-SMPH2-0710P